UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

Old Line Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction) of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-430-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

(17 CFR 240.13e- 4(c))

Section 8-Other Events

Item 8.01 Other Events.

Old Line Bancshares, Inc. (the “Company”) announces a proposed offering of fixed-to-floating rate subordinated unsecured notes (the “Notes”).  The notes will be offered solely to “qualified institutional buyers” as defined in and pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act.

The timing of pricing and terms of the Notes are subject to market conditions and other factors.  The Company intends to use the proceeds from the proposed offering to fund its purchase of the remaining 37.5% interest in Pointer Ridge Office Investments, LLC, of which it currently owns 62.5%, to repay certain indebtedness and for general corporate purposes, including to fund future growth.

The offer and sale of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and, and, unless so registered, may not be offered or sold in the United States absent registration or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other security, nor shall there be any sale of securities in any state or other jurisdiction in which, or to any persons to whom, such offer, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a confidential offering memorandum.

This statements herein with respect to the offering of the Notes and the use of proceeds of the proposed offering constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended.  We may also include forward-looking statements in other statements that we make.  We base these statements on management’s beliefs and assumptions and on information available to us as of the date hereof, which involves risks and uncertainties.  These risks and uncertainties include generally, among others: our ability to successfully implement our growth and expansion strategy; risk of loan losses; that our allowance for loan losses may not be sufficient; that changes in interest rates and monetary policy could adversely affect us; that changes in regulatory requirements and/or restrictive banking legislation may adversely affect us; risks associated with our lending limit; deterioration in general economic conditions or a return to recessionary conditions; and changes in competitive, governmental, regulatory, technological and other factors that may affect the Company specifically or the banking industry generally.  For a more complete discussion of some of these risks and uncertainties see “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.  The Company’s actual results and the actual outcome of our expectations and strategies could differ materially from those anticipated or estimated because of these risks and uncertainties and you should not put undue reliance on any forward-looking statements.  All forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update the forward-looking statements to reflect factual assumptions, circumstances or events that have changed after it has made the forward-looking statements, other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date:  August 9, 2016By:  /s/Elise M. Hubbard

        Elise M. Hubbard, Senior Vice

        President and Chief Financial Officer